  Exhibit 31

Certification of CEO Pursuant to
Securities Exchange Act Rules 13a-14(a) and 15d-14(a)

I, Ronald L. Wilder, the principal executive and financial officer, of Titan Technologies, Inc. certify that:

1.   I have reviewed this Form 10-KSB of Titan Technologies, Inc., SEC file No. 0-25024, for the year ended July 31, 2008;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material  fact  necessary  to make the statements  made,  and in  light  of the  circumstances  under  which  such statements  were made, is not misleading with respect to the period covered by this report.

3.   Based on my knowledge, the financial statements, and other financial information included in  this  report, fairly  present  in all material respects the financial  condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the registrant and have:

     a)  Designed  such  disclosure  controls  and  procedures  to ensure  that material information relating to the registrant is made known to us by others  within this  entity,  particularly  during the period in which this report is being prepared.

     b)   Omitted

     c)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that is materially  affected, or is reasonably likely to materially  affect the  registrant's  internal  control over financial reporting; and

5.   I have disclosed, based on my most recent  evaluation of internal  control over  financial  reporting,  to the  registrant's  auditors  and the  audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

     a)   All significant deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonable  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November   14, 2008

/s/ Ronald L. Wilder
Ronald L. Wilder
President